UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2008

Echo Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-23017	41-1649949
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

10 Forge Parkway		02038
Franklin, Massachusetts
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (508) 553-8850
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     The Registrant is hosting a webinar at 10:30 am, eastern time, on March 13, 2008. Please see the press release and script attached as Exhibit 99.1 and Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 13, 2008.

99.2	Script for Webinar dated March 13, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2008	ECHO THERAPEUTICS, INC.

	By:	/s/ Harry G. Mitchell
Harry G. Mitchell
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 13, 2008.

99.2	Script for Webinar dated March 13, 2008.